UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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                        FIRST INVESTORS GLOBAL FUND, INC.

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                (Name of Registrant as Specified In Its Charter)


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                           FIRST INVESTORS GLOBAL FUND
                              Notice of Adjournment


                                                                October 31, 2005


Dear Shareholder:

We had to adjourn the Special Meeting of Shareholders until November 22, 2005, at 3:00 p.m. eastern time because we did not receive a sufficient number of votes from shareholders. Our records indicate that you are among the shareholders who have not yet voted. Please take a moment now and vote your shares so that another adjournment will not be needed. This will save your Fund additional expense and benefit all shareholders.

Another copy of your ballot(s) has been enclosed with this letter for your convenience. Should you have any questions regarding the proposal, please call the toll-free number listed below. The following voting options have been set up for your convenience.

[Phone Icon]     1.   VOTE  BY  TOUCH-TONE  PHONE.  You  may  cast  your vote by telephone by calling the toll free number found on the enclosed proxy card.

[Computer Icon]  2.   VOTE  THROUGH  THE INTERNET.  You may cast your vote using
                      the   Internet  by   logging  into  the  Internet  address
                      located on the enclosed proxy card and following the instructions on the website.

[Envelope Icon] 3.   VOTE  BY  MAIL.   You  may   cast  your  vote  by  mail  by
                     signing, dating and mailing t he enclosed proxy card in the postage-prepaid return envelope provided.


Please do not hesitate to call toll-free 1-800-591-6313 if you have any questions regarding this matter. Representatives are available Monday through Saturday from 9:00 a.m. to 10:00 p.m. Eastern Time to answer any questions you might have and can also record your voting instructions right over the phone.

Please help your Fund hold this Special Meeting of Shareholders on November 22nd by voting your shares today. If you have already voted, thank you very much.

Sincerely,


/s/ Kathryn S. Head


Kathryn S. Head
President